SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JONES SODA CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to our definitive proxy statement, originally filed with the Securities and Exchange Commission on April 25, 2008 (the “2008 Proxy Statement”) is to correct a typographical error in the last line prior to the signature block on the Notice of Annual Meeting of Shareholders accompanying our 2008 Proxy Statement, which incorrectly stated that the record date for the determination of persons entitled to notice of and vote at the Annual Meeting of Shareholders was April 10, 2007. In fact, the record date was April 16, 2008, as indicated in all other references to the record date in the Notice of Annual Meeting of Shareholders and the 2008 Proxy Statement. Accompanying this Explanatory Note is a corrected Notice of Annual Meeting of Shareholders.

Other than this correction, there are no other changes to the information contained in the 2008 Proxy Statement.

234 Ninth Avenue North Seattle, WA 98109	T 206-624-3357 F 206-624-6857 www.jonessoda.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

JUNE 5, 2008

2:00 p.m.

To Jones Soda Co. Shareholders:

Notice is hereby given that the 2008 Annual Meeting of Shareholders of Jones Soda Co., a Washington corporation, will be held at 2:00 p.m. local time on Thursday, June 5, 2008 at Pan Pacific Hotel Seattle, 2125 Terry Avenue, Seattle, Washington 98121. Only shareholders who owned stock at the close of business on the record date, April 16, 2008, can vote at the Annual Meeting or any other adjournments of the Annual Meeting that may take place. At the Annual Meeting, we will ask you to:

1.	elect seven directors to our Board of Directors for a term of one year; and

2.	transact such other business as may properly come before the meeting and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINATED DIRECTORS DESCRIBED IN THE PROXY STATEMENT.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice. Shareholders of record at the close of business on April 16, 2008 are entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,
JONES SODA CO.

HASSAN N. NATHA
Corporate Secretary and Chief Financial Officer

Seattle, Washington

April 25, 2008

Please note that attendance at our Annual Meeting will be limited to shareholders who owned stock at the close of business on the record date, or their authorized representatives, and their guests.

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to complete, sign, date and return the enclosed proxy at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly signing, dating and returning the proxy will save us the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.